EXHIBIT 10.16

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of December 20, 2007, by and among Suncrest Global Energy Corp, a Nevada corporation (the "Company") and Laidlaw & Co. (UK) Ltd. (the "Placement Agent").

      WHEREAS, pursuant to the Confidential Private Placement Memorandum dated October 19, 2007, including all documents incorporated by reference therein and all attachments, schedules and exhibits thereto, (collectively, the "PPM"), Beacon Enterprise Solutions Group Inc., an Indiana corporation ("Beacon"), sold to investors (the "Beacon Investors") forty (40) units ("Units") consisting of
(i) shares of Beacon's Series A Convertible Preferred Stock (the "Beacon Preferred Stock") and (ii) a five year warrant (the "Beacon Warrants"), to purchase shares of the Beacon's common stock;

      WHEREAS, pursuant to a Securities Exchange Agreement ("Exchange Agreement") dated December 20, 2007 by and among the Company, Beacon and all holders of securities of Beacon (including the Beacon Investors), the Company agreed to acquire all of the outstanding securities of Beacon for securities of the Company;

      WHEREAS, pursuant to the Exchange Agreement, the Beacon Investors received Company preferred stock ("Company Preferred Stock") and Company warrants (the "Company Warrants") in exchange for their Beacon Preferred Stock and Beacon Warrants; and

      WHEREAS, pursuant to the Exchange Agreement, the Company agreed to provide certain registration rights for all Registrable Securities as set forth in this Agreement;

      NOW THEREFORE, the Company and the Placement Agent hereby agree as follows:

      1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the PPM shall have the meanings given such terms in the PPM. As used in this Agreement, the following terms shall have the following meanings:

      "Affiliate Warrants" means the Common Stock purchase warrants issued to the Placement Agent and designees of the Placement Agent prior to the Offering.

      "Agent Warrants" means (i) the Common Stock purchase warrants issued to the Placement Agent as a portion of the consideration for the Placement Agent's services in connection with the Offering (ii) the Affiliate Warrants and (iii) the Bonaventura Warrants.

      "Bonaventura Warrants" means the Common Stock purchase warrants issued to Robert Bonaventura.

      "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

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      "Commission" means the United States Securities and Exchange Commission.

      "Common Stock" means common stock of the Company, $0.01 par value per share.

      "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Company Preferred Stock.

      "Effectiveness Period" shall have the meaning set forth in Section 2(a).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

      "Indemnified Party" shall have the meaning set forth in Section 5(c).

      "Indemnifying Party" shall have the meaning set forth in Section 5(c).

      "Losses" shall have the meaning set forth in Section 5(a).

      "Mandatory Effective Date" means June 30, 2008.

      "Person" shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind.

      "Placement Agent" means Laidlaw & Co. (UK) Ltd.

      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "Registrable Securities" means all (i) the Conversion Shares, (ii) Warrant Shares, (iii) shares of Common Stock issued as dividend payments on the Company Preferred Stock, (iv) shares of Common Stock issuable upon conversion of the Company Preferred Stock or other securities convertible into Common Stock issued as dividend payments on the Company Preferred Stock, (v) shares of Common Stock issued or issuable upon any stock split, dividend or other distribution or recapitalization, and (vi) shares of Common Stock issued or issuable pursuant to anti-dilution provisions or similar event with respect to any of the foregoing in connection with or pursuant to the provisions of the Company Preferred Stock or the Warrants.

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      "Registration Statement" means any of the registration statements required to be filed hereunder (which, at the Company's option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

      "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as
reported  by  the  National  Quotation  Bureau   Incorporated  (or  any  similar
organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), and (ii) hereof, then Trading Day shall mean a Business Day;

      "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Capital Market, the OTC Bulletin Board or the Pink Sheets.

      "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

      "Warrants" means the Company Warrants, the Agent Warrants, the Affiliate Warrants and the Bonaventura Warrants.

      2. Registration.

            (a) Mandatory Registration. The Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities immediately following the date of this Agreement. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the Commission, no later than the Mandatory Effective Date, as evidenced by a legal opinion deemed acceptable by the Company's then Transfer for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on

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Form SB-1,  Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-1, Form SB-2 or Form S-3, in which case the Registration Statement shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as Annex A (which may be modified to respond to comments, if any, received by the Commission). The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its best efforts to cause the Registration Statement to remain continuously effective under the Securities Act until the earlier of the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any limitation pursuant to Rule 144(k) (the "Effectiveness Period").

            (b) Piggyback Registrations Rights. If, at any time during the Effectiveness Period, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, including without limitation, in connection with the registration of the Company's securities in a subsequent financing, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall include in such registration statement all of the Registrable Securities; provided, however, that (i) if, at any time after giving written notice of is intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

            (c) Filing Default Damages, Etc. If a Registration Statement covering the resale of the Registrable Securities (i) is not declared effective by the Commission on or before Mandatory Effective Date, and/or (ii) is declared effective by the Commission, but the Holders of Registrable Securities cannot sell their respective Registrable Securities thereunder at any time after such Registration Statement is declared effective the Commission (each being a "Registration Failure"), then the Company in each such case shall pay to the Holders of Registrable Securities, for each thirty (30) day period (or proportionally for any shorter period) of each Registration Failure, an amount in cash, as partial liquidated damages and not as a penalty, equal to one (1%) percent of the aggregate gross proceeds paid by the Holders for the Units. All liquidation damages as a result of such Registration Failure shall be paid on the 31st day following each initial Registration Failure and on each 30th day thereafter until such Registration Failure is cured by the Company. If the Company fails to pay any required liquidated damages pursuant to this Section 2(c) in full by each required payment date, the Company shall pay interest thereon at a rate of 14% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such accrued but unpaid interest thereon, are paid in full.

            3.  Registration  Procedures.   In  connection  with  the  Company's
registration obligations hereunder, the Company shall:

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            (a) Not less than three (3) business days prior to the filing of the
Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holder a draft of the Registration Statement.

            (b) (i) Use its best efforts to prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

            (c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders, subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company); and (C) when the Registration Statement or any post-effective amendment has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period

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and to do  such  other  acts  or  things  reasonably  necessary  to  enable  the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

            (f) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (g) Use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

            (h) The Company shall use its best efforts to either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) either the Nasdaq Global Market or the Nasdaq Capital Market, or a stock exchange, or secure the inclusion for quotation on the OTC Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities, or, the "Pink Sheets." The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

            (i) The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder so long as the Holder owns any Registrable Securities; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall take such further reasonable action as the Holder may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

      4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel or any other advisor retained by the Holders and discounts and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and

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filing fees (including,  without limitation,  fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and for one (1) counsel for the Holders who shall be Gusrae, Kaplan, Bruno & Nusbaum PLLC, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

      5. Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of such Holder, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's actions to enforce the provisions of this Section 5) (collectively, "Losses"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b), or (3) the failure of the Holder to deliver a prospectus prior to the confirmation of a sale, if such requirement is at such time required by law. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) the Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b), or (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale, if such requirement is at such time required by law. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder from the sale of the Registrable Securities sold by it.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

      All  reasonable  fees and  expenses of the  Indemnified  Party  (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

            (d) Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6. Miscellaneous.

            (a) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least 60% of the then outstanding Registrable Securities.

            (c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (ii) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Subscription Agreement.

            (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

            (e) Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely and exclusively in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

            (f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.



                            [Signature Page Follows]

      IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement, on behalf of the Company as of the date first written above.

                                          SUNCREST GLOBAL ENERGY CORP.

                                          By:
                                             -----------------------
                                                   Name:
                                                   Title:

                                          LAIDLAW & CO. (UK) LTD.

                                          By:
                                             -----------------------
                                             Name:
                                             Title:

                                   SCHEDULE 1

----------------------------------     -----------------------------------------
Name and Address of                    Amount of Registrable Securities Owned
Holders of Registrable Securities      by Holder as of closing of Share Exchange
----------------------------------     -----------------------------------------

ANNEX A

                              Plan of Distribution

      The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

      o ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

      o block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      o purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

      o an exchange distribution in accordance with the Rules of the applicable exchange;

      o     privately negotiated transactions;

      o broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

      o     a combination of any such methods of sale; and

      o     any other method permitted pursuant to applicable law.

      The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      Broker/dealers engaged by the selling stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the selling stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

      The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

      In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

      The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

      The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. If a selling stockholder is deemed to be an underwriter, the selling stockholder may be subject to certain statutory liabilities including, but not limited to Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act. Selling stockholders who are deemed underwriters within the meaning of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. The SEC staff is of a view that selling stockholders who are registered broker-dealers or affiliates of registered broker-dealers may be underwriters under the Securities Act. We will not pay any compensation or give any discounts or commissions to any underwriter in connection with the securities being offered by this prospectus.

      To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

      In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

      We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

      We are required to pay certain fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

      We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier (i) the date that is two (2) years after the last day of the calendar month following the month in which the effective date of the registration statement occurs, (ii) the date when the selling stockholder may sell all securities registered under the registration statement under Rule 144 without volume or other restrictions or limits or (iii) the date the selling stockholders no longer own any of the securities registered under the registration statement.

                                    EXHIBIT A


                        SELLING STOCKHOLDER QUESTIONNAIRE

Ladies and Gentlemen:

      The undersigned beneficial owner of securities of Suncrest Global Energy Corp., a Nevada corporation (the "Company") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, Form SB-2 (or other applicable form) (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended certain shares of the Company's common stock (the "Registrable Securities") in accordance with the terms of the Registration Rights Agreement, dated December 20, 2007, by and between the Company and Laidlaw & Company (UK) Ltd. (the "Placement Agent").

      I understand that I will be named as a selling stockholder (a "Selling Stockholder") in the prospectus (the "Prospectus") that forms a part of the Registration Statement and that the Company will use the information that I provide in this Questionnaire to ensure the accuracy of the Registration Statement and the Prospectus.

      Certain legal consequences arise from being named as a Selling Stockholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Stockholder in the Registration Statement and the related prospectus.

      The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

--------------------------------------------------------------------------------
                          Please answer every question.
  If the answer to any question is "NONE" or "NOT APPLICABLE," please so state.
                       Please Type or Print all Responses
--------------------------------------------------------------------------------

1.    Name.

(a) Full legal name of Selling Stockholder exactly as it should appear in the Registration Statement:

      --------------------------------------------------------------------------

(b) Full legal name of registered holder (if not the same as (a) above through which the Registrable Securities listed in Item 6 are held:

      --------------------------------------------------------------------------

(c) For Selling Stockholders that are not natural persons, full legal name of natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire:

      --------------------------------------------------------------------------

2.    Manner of Ownership of Registrable Securities:

      Individual _______  Community Property ________  Tenants in Common ______

      Joint Tenants with Rights of Survivorship ________  Corporate ________

      Partnership ______  Trust ________   Other ___________________________

3.    Contact Information for Notices to Selling Stockholder.

      Provide the address, telephone number, fax number and email address where you can be reached during business hours.

      Address:
              ------------------------------------------------------------------


              ------------------------------------------------------------------

      Phone:
              ------------------------------------------------------------------

      Fax:
              ------------------------------------------------------------------

      Email:
              ------------------------------------------------------------------

4. Relationship with the Company. Describe the nature of any position, office or other material relationship you have had with the Company during the past three years.

      --------------------------------------------------------------------------


      --------------------------------------------------------------------------

5. Organizational Structure. Please indicate or (if applicable) describe how you are organized.

      (a)  Are you a natural person?                                Yes     No
           (if so, please mark the box and go to Question 6)

      (b)  Are you a reporting company under the 1934 Act?          Yes     No
           (if so, please mark the box and go to Question 6)

      (c)  Are you a majority-owned subsidiary of a reporting
           company under the 1934 Act?                              Yes     No
           (if so, please mark the box and go to Question 6)

      (d)  Are you a registered investment fund under the 1940 Act? Yes     No
           (if so, please mark the box and go to Question 6)

If you have answered "no" to all of the foregoing  questions,  please  describe:
(i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over the Registrable Securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

Legal Description of Entity:
                            ----------------------------------------------------

Name of Entity(ies) Managing Such Entity (if any):
                                                  ------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name of Entity(ies) Managing such Entity(ies) (if any):
                                                       -------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name(s) of Natural Persons Having Voting or Investment
Control Over the Shares Held by such Entity(ies):
                                                 -------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Ownership of Registrable Securities. This question covers your beneficial ownership of Registrable Securities as of the date this Questionnaire is signed. Please consult Appendix A to this Questionnaire for information as to the meaning of "beneficial ownership."

      (a) State the number of shares of the Company's Registrable Securities that you beneficially own:

            --------------------------------------------------------------------

      (b) State the number of Registrable Securities that you have the right to acquire under any Warrants, Options or other rights, or upon conversion of any security convertible into Registrable Securities. Please list each Warrant, Option, right, or convertible security separately below (attach additional sheets if necessary):

--------------------------------------------------------------------------------
                     Number of
                    Shares which
  Option, Warrant,     May be
      Right, or     Acquired on      Exercise or     Date First
     Convertible    Exercise or      Conversion    Exercisable or    Termination
      Security       Conversion         Price        Convertible         Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      (c) State the number of shares of Registrable Securities proposed to be sold under the Registration Statement (including shares of Registrable Securities underlying Warrants and Options, rights or convertible securities):

            --------------------------------------------------------------------

      (d) Have you agreed to act in concert with any other persons or affiliates of the Company for the purpose of selling the Registrable Securities?

            Yes _____      No _____

            If "Yes," give full details.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

7. Acquisition of Registrable Securities. Please describe below the manner in which you acquired your Registrable Securities including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents.

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

8. Plan of Distribution. I have reviewed the proposed "Plan of Distribution" attached hereto as Annex A, and agree that the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have attached to this Questionnaire any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete. (Please check the box if you have made any changes to Annex A)

9. Reliance on Responses. I acknowledge and agree that the Company and its legal counsel shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any shares of Registrable Securities of the Company pursuant to the Registration Statement.

10. BROKER-DEALER STATUS. The Commission may request, in connection with its review of the Registration Statement and Prospectus that the Company inform them of the names of all Selling Stockholders that are members of the National Association of Securities Dealers, Inc. ("NASD") and/or affiliates or associated persons of members of the NASD. In order to aid the Company in responding to such request, please state whether:

      (a)  You or any of your affiliates or any members
           of your Immediate Family are a Member of the NASD......     Yes   No

      (b)  You or any of your affiliates or any members
           of your Immediate Family are a Person Associated
           with a Member of the NASD..............................     Yes   No

      (c)  You or any of your affiliates or any members of your
           Immediate Family are an affiliate of a Member of the
           NASD...................................................     Yes   No

      (d)  You or any of your affiliates own stock or other
           securities of any Member of the NASD or an
           affiliate of a Member of the NASD......................     Yes   No

      (e)  You or any of your affiliates have made a
           subordinated loan to any Member of the NASD............     Yes   No

      If you marked "Yes" to any of the questions above, please complete the following:

      (a) Please briefly describe the facts below, giving the names of the Members of the NASD to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of affiliates, immediate family, etc.).

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      (b) Did you receive your Registrable Securities as compensation for investment banking services to the Company?

            Yes _____         No _____

      Note: If the answer to the forgoing is "No", the Commission's staff has indicated that Selling Stockholders who are broker-dealers or their affiliates should be identified as underwriters in the Registration Statement.

      (c) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

            Yes _____         No _____

      Note: If the answer to the foregoing is "No", the Commission's staff has indicated that the Selling Stockholder should be identified as an underwriter in the Registration Statement.

      Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed executed Questionnaire to the undersigned by [___________].

      If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact [______________].

Date:
     -----------------------         -------------------------------------------
                                          (Print name of selling stockholder)

                                     By:
                                        ----------------------------------------
                                                        (Signature)

                                     Name:
                                           -------------------------------------
                                                        (Print name)

                                     Title:
                                           -------------------------------------

                                   APPENDIX A

1.    Definition of "Beneficial Ownership"

      (a) A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

            (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

            (2) Investment power which includes the power to dispose, or direct the disposition of, such security.

                  Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

      (b) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

      (c) Notwithstanding the provisions of paragraph (a), a person is deemed to be the "beneficial owner" of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.